July 1, 2024
Summary
Prospectus
Victory Global Equity Income Fund
Fund Shares
UGEIX
Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information, both of which are dated July 1, 2024, and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.
You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at VictoryFunds.com.
You also may obtain this information at no cost by calling (800) 235-8396 or by sending an e–mail request to VictoryMail@VCM.com.
You may also obtain this information at no cost from your financial intermediary.
vcm.com
(800) 235-8396

Victory Global Equity Income Fund Summary
Investment Objective
The Victory Global Equity Income Fund (the “Fund”) seeks total return with an emphasis on current income.
Fund Fees and Expenses
The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(paid directly from your investment)
Fund Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.52%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.67%
Total Annual Fund Operating Expenses	1.19%
Fee Waiver/Expense Reimbursement[2]	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.02%
1
The management fee is comprised of a base fee (which is equal to an annualized rate of 0.50% of the Fund's average daily net assets) and a performance adjustment. The performance adjustment is calculated separately for each share class on a monthly basis and is added to or subtracted from the base fee depending upon the performance of the respective share classes relative to the Lipper Global Equity Income Funds Index. Assets and performance are each measured over a rolling 36-month period. The annual adjustment rate ranges from +/- 0-6 basis points of average daily net assets depending on the level of over/under-performance. The performance adjustment reflected in the management fee may differ from the over/under annual adjustment rate due to differences in average net assets for the fiscal reporting period and rolling 36-month performance period. See Organization and Management of the Fund section for a description of the performance adjustment.
2
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 1.00% of the Fund Shares through at least June 30, 2025. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.

Victory Global Equity Income Fund Summary
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$104	$361	$638	$1,428
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.
Principal Investment Strategy
The Fund normally invests at least 80% of its assets in equity securities. This 80% policy may be changed upon at least 60 days’ prior written notice to shareholders. The Fund’s equity investments may include common stocks, depositary receipts, real estate investment trusts (“REITs”), other investment companies, including exchange-traded funds (“ETFs”), securities convertible into common stocks, and securities that carry the right to buy common stocks. Additionally, the Fund may invest in derivatives, including futures and options and may write (sell) covered call options on the securities it holds to generate income.
The Fund will invest primarily in global equity securities with an emphasis on companies that the Fund’s management believes have attractive dividend policies and/or those with the potential to grow their dividends. Under normal circumstances, (a) the Fund’s investments will provide exposure to investments that are economically tied to at least five different countries, and (b) the Fund expects to invest at least 30% of its net assets in securities of issuers outside of the United States.
Principal Risks
The Fund’s investments are subject to the following principal risks:
General Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Equity Securities Risk – The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic, and political conditions, and other factors. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology,

Victory Global Equity Income Fund Summary
reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.
Real Estate Investment Trusts (“REITs”) Risk – There is a risk that the value of the Fund’s investment in REITs will decrease because of a decline in real estate values more broadly. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT’s manager(s); have limited diversification; and may be particularly sensitive to economic downturns or changes in interest rates, real estate values, cash flows of underlying real estate assets, occupancy rates, zoning laws, and tax laws. Because REITs are pooled investment vehicles that incur expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.
ETF Risk – ETFs, which generally are registered investment companies, incur their own management and other fees and expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which will be borne indirectly by the Fund as a shareholder in an ETF. As a result, the Fund’s investment in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, the Fund’s performance may be lower than if the Fund were to invest directly in the underlying securities held by the ETF. For investments in affiliated ETFs, the Fund’s management fee is reimbursed by the Adviser to the extent of the indirect management fee incurred through the Fund’s investment in the affiliated ETFs. The Adviser may have conflicts of interest in allocating assets among affiliated and unaffiliated ETFs, because the Adviser also manages and administers the affiliated ETFs, and the Adviser and its affiliates receive other fees from the affiliated ETFs. In addition, the Fund also will be subject to the risks associated with the securities or other investments held by the ETFs.
Dividend Payout Risk – Dividend payout risk is the possibility that a number of the companies in which the Fund invests will reduce or eliminate the dividend on the securities held by the Fund. Should many portfolio companies reduce or eliminate their dividend payments, the ability of the Fund to produce investment income to shareholders will be affected adversely.
Derivatives Risk – The Fund may invest in futures, options, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that the use of derivatives may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund. In addition, current regulations may limit the Fund’s ability to invest in derivatives.

Victory Global Equity Income Fund Summary
Large Shareholder Risk – The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year since the Fund's inception. The table shows how the average annual total returns of the Fund for the periods indicated compared to those of the Fund's regulatory board-based securities market index, the Fund's benchmark index, and an additional index of funds with similar investment objectives. The MSCI All-Country World Index serves as the Fund's regulatory broad-based securities market index. We assume reinvestment of dividends and distributions. Performance reflects any expense limitations in effect during the periods shown.
Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396.
Calendar Year Returns for Fund Shares
Inception date for the Fund is August 7, 2015.

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	16.37%	June 30, 2020
Lowest Quarter	-22.53%	March 31, 2020

Victory Global Equity Income Fund Summary

Year-to-date return	10.43%	March 31, 2024

Average Annual Total Returns (For the Periods Ended December 31, 2023)	1 Year	5 Years	Life of Fund[1]
FUND SHARES Before Taxes	14.25%	10.13%	6.97%
FUND SHARES After Taxes on Distributions	13.39%	8.61%	5.73%
FUND SHARES After Taxes on Distributions and Sale of Fund Shares	8.99%	7.87%	5.38%
Indices
MSCI All-Country World Index reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes[2]	22.20%	11.72%	8.70%
MSCI World High Dividend Yield Index reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes	9.12%	8.19%	4.55%
Lipper Global Equity Income Funds Index reflects no deduction for taxes	14.45%	8.63%	6.30%
1
Fund's inception date is August 7, 2015.
2
In anticipation of new regulatory requirements, the Fund's regulatory broad-based securities market index is the MSCI All-Country World Index, which represents the overall international equity markets.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser’s Victory Solutions platform.
Portfolio Management
	Title	Tenure with the Fund
Mannik S. Dhillon, CFA, CAIA	President, Investment Franchises & Solutions	Since 2019
Lance Humphrey, CFA	Senior Portfolio Manager and Head of Portfolio Management, VictoryShares and Solutions	Since 2021
Elie Masri	Portfolio Manager, VictoryShares and Solutions	Since 2021

Victory Global Equity Income Fund Summary
Purchase and Sale of Fund Shares
You may purchase or sell shares of the Fund on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell shares of the Fund through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell shares of the Fund by mail at P.O. Box 182593, Columbus, Ohio 43218-2593. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
◼
Minimum initial purchase: $3,000
◼
Minimum subsequent investment: $50
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593
98346-0724